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	OMB Number:	3235-0570
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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

H&Q Life Sciences Investors
(Exact name of registrant as specified in charter)

2 Liberty Square, 9th Floor, Boston, MA			02109
(Address of principal executive offices)			(Zip code)

2 Liberty Square, 9th Floor, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2008 to March 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

H&Q LIFE SCIENCES INVESTORS

Semiannual Report

March 31, 2009

(Unaudited)

  To our Shareholders:

On March 31, 2009, the net asset value (NAV) per share of the Fund was $10.11. During the six month period ended March 31, 2009, total return at NAV of your Fund was -18.58%, with distributions reinvested. During the most recent quarter ended March 31, 2009, total return at NAV of your Fund was -3.42%, with distributions reinvested. The total investment return at market with distributions reinvested was -22.04% during the six month period ended March 31, 2009 and was -7.12% during the quarter ended March 31, 2009. Comparisons to relevant indices are listed below:

Investment Returns	Three Months Ended 3/31/09	Six Months Ended 3/31/09
Investment Return at Market	-7.12%	-22.04%
Net Asset Value	-3.42%	-18.58%
NASDAQ Biotech Index (NBI)	-6.41%	-18.33%
S&P 500 Index	-11.01%	-30.54%

While we typically focus on individual company fundamentals, macroeconomic events have played an unusually large role in how we managed the Fund during the last six months. As I am sure you are aware, virtually all sectors of the market have been dramatically impacted by the credit crunch and by the economic recession that has dominated the news during the six month period ended March 31, 2009. Within the Fund's portfolio, for example, several medical device companies with products in the aesthetics and/or capital equipment sectors seem to be particularly affected. As noted above, both the broad market and the healthcare sector have been down over this six month period. For much of the period, fundamentals appear to be secondary to credit availability and other factors affecting stock price movement. From our view, good companies — those with growing products and solid balance sheets — were taken down along with other less fundamentally strong companies. On the way down to the March 2009 lows, we sought to minimize losses by selling portions of the Fund's positions in what we believed were relatively weaker companies. As you know, over the last several years we have decreased our weighting of the smallest healthcare companies. We believe that, as a whole, this group (typified by non-profitable, development-stage companies) will continue to struggle to acquire needed access to investment funding and will under-perform the broader healthcare market. As the market has stabilized in March, we have cautiously begun to increase and accumulate positions in companies we think have longer-term potential for stock appreciation.

We do not think the market is on an inevitable upward climb, but we are cautiously optimistic that we have seen the bottom. At this point, our biggest concern is macroeconomic. We continue to be concerned about the financial sector in general and housing in particular. We are concerned that as the government slowly retreats from assertive support of financials and voluntary moratoria on housing foreclosures are lifted, there is a real chance that we will see another significant sharp decline in the markets. We are cautiously optimistic though that we have seen the stock market low. In our experience, fear drives over-selling and it looks to us that the general fear of broad economic system collapse, prevalent during the fourth quarter of 2008, has waned. The overall market does not look cheap to us at this point, but based on our assumptions about future earnings, it also does not look significantly overpriced.

We believe that similar fears have been a factor in the healthcare sector. As described above, healthcare (as generally represented by the NBI) outperformed the broader market during the six month period ended March 31, 2009. However, on an absolute basis, the NBI declined precipitously during a two week period around March 1, 2009. This decline immediately followed the release of the new Administration's proposed 2010 fiscal budget. It is our opinion that this decline was effected in significant part by fears that the healthcare sector would be disproportionately and negatively affected by implementation of many aspects of the President's healthcare agenda, including ultimately the creation of a single-payer system. We think that this response was an overreaction. In fact, the NBI has recovered somewhat since the March 9, 2009 low. Over time a single-payer option may well be created, but in our judgment the managed care industry will play a significant part in the creation and/or implementation of such a program. We do not think that the managed care group will be disenfranchised by the Administration's planned actions, as some appear to think. We also feel that there will be both winners and losers as a result of changes in the way healthcare, both clinically and on the R&D side, is administered. For example, given the Administration's intention to significantly increase the National Institute of Health's research budget, we agree with the commonly held belief that companies in the life sciences tools area will benefit at least incrementally. We also agree that companies that make large equipment (e.g., radiology and robotics systems) may face headwinds, but that is more an effect of the macro economy than of any government policy change. The magnitude of any impact on capital equipment is also likely to be very much company- and product-dependent.

Beyond macroeconomics, we note that the magnitude and breadth of merger and acquisition activity within the healthcare sector has been dramatic in recent months. A number of large bellwether companies such as Pfizer Inc. (which committed to acquire Wyeth), Merck & Co., Inc. (which committed to acquire Schering-Plough Corporation), Roche Holding AG (which acquired Genentech, Inc.) and Abbott Laboratories (which committed to acquire Advanced Medical Optics) have participated. Notable mid-sized companies, such as Gilead Sciences, Inc. (which acquired CV Therapeutics, Inc.) also participated in this trend. A number of smaller transactions also occurred. This wave of M&A activity has led to some speculation about "which company is next?" and has resulted in short term price movement, both up and down, for the stocks of companies that investors speculate might be takeover candidates. In general, as more fundamental analysts, we have avoided acting on such speculation. On occasion though, we have taken advantage of speculation by others to sell positions in companies which we think are over-priced based on fundamentals.

As we have previously mentioned, we also see diagnostics as an area for growth in both the near and intermediate term. We believe that diagnostics hold the promise of delivering better and more cost effective treatment of patients, by tailoring the delivery of specific treatments to particular patients in need. For example, Myriad Genetics, Inc., a Fund holding, markets a test that evaluates the presence of specific breast cancer "markers". This test is currently used in determining a woman's long-term risk of cancer and helps to determine whether a woman with breast cancer should receive a treatment that has been shown to be more effective in the presence of the marker than in its absence. By avoiding treatment in women whose tumors lack the marker, the cost and side effects of the treatment can be avoided. Overall, this approach is becoming more common and should benefit specific patients and the healthcare system in general.

Finally we note that, as always, the healthcare sector has seen both encouraging and discouraging clinical events in recent months. The failure of Genentech's (now Roche's) Avastin product in the adjuvant colorectal cancer setting was one of the more disappointing events of recent years. Many observers had anticipated success. On the other hand, Vertex Pharmaceutical Inc.'s Phase II clinical data with its telaprevir product suggest that this product could well represent a breakthrough in the treatment of hepatitis.

During the six month period ended March 31, 2009, within the public portfolio, the Fund established positions in several holdings including Alexion Pharmaceuticals, Inc., Cephalon, Inc., Illumina, Inc., iShares Nasdaq Biotechnology Index, an exchange-traded fund, and Monsanto Company. During the same six month period the Fund exited its positions in several holdings including Baxter International Inc., BioMarin Pharmaceutical Inc., Genentech, Inc., Omrix Biopharmaceuticals, Inc. and Thermo Fisher Scientific Inc.

During the six month period ended March 31, 2009, within the venture portfolio, the Fund made a follow-on investment in Concentric Medical, Inc. Series E. The Fund exited its position in Cytologix, Inc. and wrote off its investment in EPR, Inc.

As always, if you have questions, please feel free to call us at 617-772-8500.

Daniel R. Omstead
President

H&Q LIFE SCIENCES INVESTORS

LARGEST HOLDINGS BY ISSUER

As of March 31, 2009
(Unaudited)

% of Net Assets
Gilead Sciences, Inc.	7.1%
Celgene Corporation	4.7%
Teva Pharmaceutical Industries, Ltd.	4.3%
Genzyme Corporation	4.1%
Biogen Idec Inc.	4.0%
Amgen Inc.	3.9%
CardioNet, Inc.	3.0%
iShares Nasdaq Biotechnology Index Fund	2.6%
United Therapeutics Corporation	2.6%
Concentric Medical, Inc.	2.4%

H&Q LIFE SCIENCES INVESTORS

PORTFOLIO

As of March 31, 2009
(Unaudited)

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

(Unaudited)

	CONVERTIBLE SECURITIES AND WARRANTS - 11.0% of Net Assets
SHARES	Convertible Preferred (Restricted) (a) - 11.0%	VALUE
	Drug Discovery Technologies - 1.4%
1,587,302	Agilix Corporation Series B (b) (c)	$94,540
250,000	Ceres, Inc. Series C (b)	1,625,000
21,462	Ceres, Inc. Series C-1 (b)	139,503
175,540	Ceres, Inc. Series D (b)	1,141,010
28,385	Ceres, Inc. Series F (b)	184,502
5,677	Ceres, Inc. warrants (expiration 9/05/15) (b)	0
	Emerging Biopharmaceuticals - 0.8%
204,275	MacroGenics, Inc. Series D (b)	133,208
50,145	MacroGenics, Inc. Series D (b)	21,798
1,415,385	TargeGen, Inc. Series C (b)	1,226,672
407,825	TargeGen, Inc. Series D (b)	353,450
	Healthcare Services - 1.6%
3,589,744	PHT Corporation Series D (b) (c)	2,800,000
802,996	PHT Corporation Series E (b) (c)	626,337
99,455	PHT Corporation Series F (b) (c)	77,575
	Medical Devices and Diagnostics - 7.2%
2,379,916	CardioKinetix, Inc. Series C (b) (c)	1,640,000
3,235,293	Concentric Medical, Inc. Series B (b) (c)	3,235,293
1,162,790	Concentric Medical, Inc. Series C (b) (c)	1,162,790
455,333	Concentric Medical, Inc. Series D (b) (c)	455,333
453,094	Concentric Medical, Inc. Series E (b) (c)	453,094
1,198,193	Elemé Medical, Inc. Series C (b)	805,665
1,592,852	FlowCardia, Inc. Series C (b)	1,708,334
2,446,016	Labcyte Inc. Series C (b)	1,280,000
2,050,000	Magellan Biosciences, Inc. Series A (b)	2,050,000
1,031,992	OmniSonics Medical Technologies, Inc. Series A-1 (b)	1,031
877,747	OmniSonics Medical Technologies, Inc. Series B-1 (b)	877
43,478	TherOx, Inc. Series H (b)	144,243
99,646	TherOx, Inc. Series I (b)	330,586
2,813	TherOx, Inc. warrants (expiration 1/26/10) (b)	0
5,427	TherOx, Inc. warrants (expiration 6/09/09) (b)	0
640,625	Xoft, Inc. Series D (b)	2,139,688
122,754	Xoft, Inc. Series E (b)	409,998
		$24,240,527

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

(Unaudited)

(continued)

PRINCIPAL AMOUNT	Convertible Notes - 0.0%	VALUE
	Drug Discovery Technologies - 0.0%
$700,000	deCODE Genetics, Inc., 3.50% due 2011	$21,000
	TOTAL CONVERTIBLE SECURITIES AND WARRANTS (Cost $31,241,836)	$24,261,527
SHARES
	COMMON STOCKS AND WARRANTS - 80.4%
	Agricultural Chemicals - 2.1%
55,800	Monsanto Company	4,636,980
	Biopharmaceuticals - 33.4%
135,182	Affymax, Inc. (b)	2,177,782
823,996	Akorn, Inc. (b)	708,637
108,889	Akorn, Inc. warrants (expiration 3/08/11) (a) (b)	34,845
124,024	Alexion Pharmaceuticals, Inc. (b)	4,670,744
42,700	Alnylam Pharmaceuticals, Inc. (b)	813,008
173,062	Amgen Inc. (b)	8,570,030
55,000	Amylin Pharmaceuticals, Inc. (b)	646,250
525,965	Antisoma plc (b) (d)	199,781
3,062,745	Antisoma plc 12 Month Lock-up (Restricted) (a) (b) (d)	1,047,012
340,305	Antisoma plc 18 Month Lock-up (Restricted) (a) (b) (d)	109,872
168,068	Biogen Idec Inc. (b)	8,810,125
75,627	Cornerstone Therapeutics Inc. (b)	310,071
15,967	Cornerstone Therapeutics Inc. warrants (expiration 6/06/10) (a) (b)	6,227
111,795	Cubist Pharmaceuticals, Inc. (b)	1,828,966
88,550	Forest Laboratories, Inc. (b)	1,944,558
151,728	Genzyme Corporation (b)	9,011,126
336,725	Gilead Sciences, Inc. (b)	15,597,102
182,994	Hologic, Inc. (b)	2,395,391
8,815	Intuitive Surgical, Inc. (b)	840,598
52,917	Martek Biosciences Corporation	965,735
82,850	Medicines Company (b)	898,094
175,880	MiddleBrook Pharmaceuticals, Inc. warrants (expiration 4/29/10) (a) (b)	52,764
78,098	Myriad Genetics, Inc. (b)	3,551,116
168,570	Vertex Pharmaceuticals Inc. (b) (e)	4,843,016
29,500	Wyeth	1,269,680
102,371	XenoPort, Inc. (b)	1,981,903
		73,284,433

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

(Unaudited)

(continued)

	SHARES	VALUE
	Biotechnology - 1.8%
328,000	Athersys, Inc. (b)	$295,200
82,000	Athersys, Inc. warrants (expiration 6/08/12) (a) (b)	820
109,402	Life Technologies Corporation (b)	3,553,377
		3,849,397
	Drug Delivery - 0.6%
113,800	Alkermes, Inc. (b) (e)	1,380,394
	Drug Discovery Technologies - 12.6%
162,288	Avalon Pharmaceuticals, Inc. (b)	73,030
231,236	Celgene Corporation (b)	10,266,878
43,631	Cephalon, Inc. (b)	2,971,271
44,975	Cougar Biotechnology, Inc. (b)	1,448,195
1,601,039	MZT Holdings, Inc. (b) (c)	40,026
1,846,154	MZT Holdings, Inc. warrants (expiration 1/17/11) (a) (b) (c)	0
952,381	MZT Holdings, Inc. warrants (expiration 1/22/12) (a) (b) (c)	0
70,740	OSI Pharmaceuticals, Inc. (b)	2,706,512
399,028	Penwest Pharmaceuticals Co. (b)	654,406
199,514	Penwest Pharmaceuticals Co. warrants (expiration 3/11/13) (a) (b)	215,475
97,410	Pfizer Inc.	1,326,724
97,200	Pharmaceutical Product Development, Inc.	2,305,584
84,700	United Therapeutics Corporation (b)	5,597,823
46	Zyomyx, Inc. (Restricted) (a) (b)	12
		27,605,936
	Emerging Biopharmaceuticals - 1.5%
430,995	ACADIA Pharmaceuticals Inc. (b)	409,445
90,552	DOV Pharmaceutical, Inc. warrants (expiration 12/31/09) (a) (b)	0
426,380	Exelixis, Inc. (b)	1,961,348
774,191	Lexicon Pharmaceuticals, Inc. (b)	843,868
242,522	NitroMed, Inc. (b)	184,317
		3,398,978
	Generic Pharmaceuticals - 7.6%
86,221	Illumina, Inc. (b)	3,210,870
216,450	Mylan Inc. (b)	2,902,594
46,719	Perrigo Company	1,160,033
207,738	Teva Pharmaceutical Industries, Ltd. (f)	9,358,597
		16,632,094

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

(Unaudited)

(continued)

SHARES		VALUE
	Healthcare Services - 10.1%
88,300	Aetna Inc.	$2,148,339
148,148	Aveta, Inc. (Restricted) (a) (b)	1,481,480
237,782	CardioNet, Inc. (b)	6,672,163
93,740	Catalyst Health Solutions, Inc. (b)	1,857,927
171,048	ICON Plc (b) (f)	2,762,425
77,815	Medco Health Solutions, Inc. (b)	3,216,872
204,139	Syntiro Healthcare Services (Restricted) (a) (b)	204
70,690	WellPoint, Inc. (b)	2,684,100
1,285,000	Zix Corporation (b)	1,323,550
		22,147,060
	Medical Devices and Diagnostics - 10.7%
302,890	Align Technology, Inc. (b)	2,401,918
49,384	Becton, Dickinson and Company	3,320,580
510,141	Electro-Optical Sciences, Inc. (b)	2,219,113
124,792	IDEXX Laboratories, Inc. (b)	4,315,307
157,743	Inverness Medical Innovations, Inc. (b)	4,200,696
37,750	Laboratory Corporation of America Holdings (b)	2,207,998
42,194	Masimo Corporation (b)	1,222,782
130,000	Masimo Laboratories, Inc. (Restricted) (a) (b)	65,367
447,080	Medwave, Inc. (b)	693
111,770	Medwave, Inc. warrants (expiration 8/21/11) (a) (b)	0
62,005	OmniSonics Medical Technologies, Inc. (Restricted) (a) (b)	62
87,200	PerkinElmer, Inc.	1,113,544
139	Songbird Hearing, Inc. (Restricted) (a) (b)	93
73,925	Stryker Corporation	2,516,407
		23,584,560
	TOTAL COMMON STOCKS AND WARRANTS (Cost $216,622,773)	$176,519,832
	EXCHANGE-TRADED FUNDS - 2.6%
85,690	iShares Nasdaq Biotechnology Index Fund	5,685,532
	TOTAL EXCHANGE-TRADED FUNDS (Cost $5,271,845)	$5,685,532

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

(Unaudited)

(continued)

PRINCIPAL AMOUNT	SHORT-TERM INVESTMENTS - 7.8%	VALUE
$17,243,000	Repurchase Agreement, State Street Bank and Trust Co., repurchase value $17,243,005 (collateralized by U.S. Treasury Bill 0.35% discount, 09/10/09, market value $17,591,808); 0.01% due 04/01/09	$17,243,000
	TOTAL SHORT-TERM INVESTMENTS (Cost $17,243,000)	$17,243,000
	TOTAL INVESTMENTS - 101.8% (Cost $270,379,454)	$223,709,891
	OTHER LIABILITIES IN EXCESS OF ASSETS - (1.8)%	$(4,046,536)
	NET ASSETS - 100%	$219,663,355

(a)  Security fair valued.

(b)  Non-income producing security.

(c)  Affiliated issuers in which the Fund holds 5% or more of the voting securities (total market value of $10,584,988).

(d)  Foreign security.

(e)  A portion of security is pledged as collateral for call options written.

(f)  American Depositary Receipt.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

SCHEDULE OF INVESTMENTS

MARCH 31, 2009

(Unaudited)

(continued)

		SCHEDULE OF WRITTEN OPTIONS
NUMBER OF CONTRACTS (100 SHARES EACH)	CALL OPTIONS WRITTEN	EXPIRATION DATE	CURRENT VALUE
410	Alkermes, Inc., strike @ 12.5	April-2009	($24,600)
86	Vertex Pharmaceuticals Inc., strike @ 35	April-2009	(1,548)
		TOTAL CALL OPTIONS WRITTEN	($26,148)
		(Premiums received $23,450)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 2009

(Unaudited)

ASSETS:
Investments in non affiliated issuers, at value (identified cost $258,671,274; see Schedule of Investments)	$213,124,903
Investments in affiliated issuers, at value (identified cost $11,708,180; see Schedule of Investments)	10,584,988
Cash	591
Interest receivable	11,302
Receivable for investments sold	1,402,621
Prepaid expenses	52,566
Other assets (See Note (5))	460,696
Total assets	$225,637,667
LIABILITIES:
Payable for investments purchased	$5,544,105
Accrued advisory fee	221,686
Accrued shareholder reporting fees	43,802
Accrued trustee fees	43,131
Accrued audit fees	41,940
Options written, at value (premium received $23,450)	26,148
Accrued legal fees	19,418
Accrued other	34,082
Total liabilities	$5,974,312
NET ASSETS	$219,663,355
SOURCES OF NET ASSETS:
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 21,720,309 shares issued and outstanding	$287,347,578
Accumulated net investment loss	(1,595,382)
Accumulated net realized loss on investments, options and foreign currency	(19,416,583)
Net unrealized loss on investments, options and foreign currency	(46,672,258)
Total net assets (equivalent to $10.11 per share based on 21,720,309 shares outstanding)	$219,663,355

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED MARCH 31, 2009

(Unaudited)

INVESTMENT INCOME:
Dividend income (net of foreign tax of 9,313 $)	$182,011
Interest income from non affiliated issuers	25,734
Total investment income		$207,745
EXPENSES:
Advisory fee	$1,361,949
Trustees' fees and expenses	95,486
Legal fees	72,148
Administration and auditing fees	71,400
Custodian fees	45,052
Shareholder reporting	44,341
Transfer agent fees	25,762
Stock exchange listing fee	13,674
Other (See Note (3))	73,315
Total expenses		1,803,127
Net investment loss		($1,595,382)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on: Investments in non affiliated issuers		($6,375,732)
Investments in affiliated issuers		(1,112,354)
Closed or expired options contracts written		(190,756)
Foreign currency		(15)
Net realized loss		($7,678,857)
Change in unrealized appreciation (depreciation) on:
Investments in non affiliated issuers		($42,830,388)
Investments in affiliated issuers		(890,443)
Options contracts written		(2,698)
Foreign currency		13
Change in unrealized appreciation (depreciation)		($43,723,516)
Net realized and unrealized gain (loss)		($51,402,373)
Net decrease in net assets resulting from operations		($52,997,755)

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENTS OF CHANGES IN NET ASSETS

	For the six months ended March 31, 2009 (Unaudited)	For the year ended September 30, 2008
NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment loss	($1,595,382)	($2,917,323)
Net realized loss/gain on investments, options and foreign currency	(7,678,857)	23,837,115
Decrease in net unrealized gain on investments, options, and foreign currency	(43,723,516)	(39,325,272)
Net decrease in net assets resulting from operations	($52,997,755)	($18,405,480)
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized capital gains (1)	($10,193,502)	($23,504,432)
CAPITAL SHARE TRANSACTIONS:
Value of shares issued in payment of distributions (635,494 and 1,001,680 shares, respectively)	$5,034,376	$11,732,523
Net decrease in net assets	($58,156,881)	($30,177,389)
NET ASSETS:
Beginning of year	277,820,236	307,997,625
End of period*	$219,663,355	$277,820,236
*Includes accumulated net investment loss of:	($1,595,382)	$0

(1)  A portion of the distributions from net realized capital gains for the six months ended March 31, 2009 may be deemed a tax return of capital at fiscal year end.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

STATEMENT OF CASH FLOWS

FOR THE PERIOD ENDED MARCH 31, 2009

(Unaudited)

CASH FLOWS FROM OPERATING ACTIVITIES:
Purchases of portfolio securities	($82,277,453)
Options written	26,148
Net maturities of short-term investments	9,968,093
Sales of portfolio securities	78,315,668
Interest income received	23,232
Dividends received	222,628
Operating expenses paid	(1,118,817)
Net cash provided from operating activities	$5,159,499
CASH FLOWS FROM FINANCING ACTIVITIES:
Cash distributions paid	$(5,159,126)
Net cash used for financing activities	$(5,159,126)
NET INCREASE IN CASH	$373
CASH AT BEGINNING OF PERIOD	218
CASH AT END OF PERIOD	$591
RECONCILIATION OF NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS TO NET CASH PROVIDED FROM OPERATING ACTIVITIES:
Net decrease in net assets resulting from operations	($52,997,755)
Purchases of portfolio securities	(82,277,453)
Net maturities of short-term investments	9,968,093
Sales of portfolio securities	78,315,668
Accretion of discount	(4,060)
Net realized loss on investments, options and foreign currency	7,678,857
Decrease in net unrealized appreciation on investments and foreign currency	43,723,516
Decrease in dividends and interest receivable	42,175
Increase in options written	26,148
Decrease in accrued expenses	(108,410)
Decrease in prepaid expenses and other assets	792,720
Net cash provided from operating activities	$5,159,499

  Noncash financing activities not included herein consist of reinvested distributions to shareholders of $5,034,376.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

FINANCIAL HIGHLIGHTS

(Selected data for each share of beneficial interest outstanding throughout the period indicated)

	For the six months ended March 31, 2009		For the year ended September 30,
	(Unaudited)		2008	2007	2006		2005	2004
Net asset value per share: Beginning of year	$13.18		$15.34	$13.94	$18.19		$15.90	$16.68
Net investment loss (1)	($0.08)		($0.14)	($0.09)	($0.10	)(2)	($0.21)	($0.26)
Net realized and unrealized gain (loss) on investments	(2.51)		(0.87)	2.63	(2.10)		3.79	0.86
Total increase (decrease) from investment operations	($2.59)		($1.01)	$2.54	($2.20)		$3.58	$0.60
Capital gain distributions to shareholders	($0.48	)(3)	($1.15)	($1.14)	($2.05)		($1.29)	($1.38)
Net asset value per share: End of period	$10.11		$13.18	$15.34	$13.94		$18.19	$15.90
Per share market value: End of period	$7.80		$10.62	$13.53	$13.29		$16.85	$16.20
Total investment return at market value	(22.04	%)*	(13.52%)	10.56%	(9.95%)		12.77%	15.52%
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, end of period	$219,663,355		$277,820,236	$307,997,625	$268,118,769		$229,291,326	$191,837,984
Ratio of operating expenses to average net assets	1.59	%**	1.56%	1.60%	1.74%		1.74%	1.73%
Ratio of net investment loss to average net assets	(1.41	%)**	(0.99%)	(0.60%)	(0.64	%)(2)	(1.29%)	(1.56%)
Portfolio turnover rate	35.59	%*	73.89%	112.69%	49.90%		73.79%	34.93%
Number of shares outstanding at end of period	21,720,309		21,084,815	20,083,135	19,227,702		12,605,204	12,066,409

(1) Net investment loss per share has been computed using average shares outstanding.

(2) Includes a special dividend from an issuer in the amount of $0.08 per share. Excluding the special dividend, the ratio of net investment loss to average net assets would have been (1.14%).

(3) A portion of the distributions from capital gains may be deemed a tax return of capital at fiscal year end.

*  Not Annualized.

**  Annualized.

The accompanying notes are an integral part of these financial statements.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(1)  Organization

H&Q Life Science Investors (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified closed-end management investment company. The Fund's investment objective is long-term capital appreciation through investment in life science companies (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies) agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed to have significant potential for above-average growth. The Fund was organized on February 20, 1992 and commenced operations on May 8, 1992.

(2)  Significant Accounting Policies

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America.

New Accounting Pronouncements

In March 2008, the Financial Accounting Standards Board (the FASB) issued Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), which is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about a fund's derivative and hedging activities.

In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (FSP 157-4). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009.

Management is currently evaluating the impact, if any, SFAS 161 and FSP 157-4 will have on the Fund's financial statements.

Investment Valuation

Investments traded on national securities exchanges or in the over-the-counter market that are National Market System securities are valued at the last sale price or, lacking any sales, at the mean between the last bid and asked prices. Other over-the-counter securities are valued at the most recent bid prices as obtained from one or more dealers that make markets in the securities. Publicly traded investments for which market quotations are not readily available or whose quoted price may otherwise not reflect fair value and the fair value of venture capital and other restricted securities are valued in good faith by Hambrecht & Quist Capital Management LLC (the Adviser) pursuant to valuation policies and procedures approved by the Trustees. Such values are subject to oversight and ratification by the Trustees. However, because of the uncertainty of fair valuations, these estimated values may differ significantly from the values that would have been used had a ready market for these securities existed, and the differences could be material. Each such fair value determination is based on a consideration of relevant factors. Factors the Adviser considers may include (i) the existence of any contractual

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

restrictions on the disposition of securities; (ii) information obtained from the issuer, which may include an analysis of the company's financial statements, the company's products or intended markets or the company's technologies; and (iii) the price of a security negotiated at arm's length in an issuer's completed subsequent round of financing. See note (5) below. Short-term investments with maturity of 60 days or less are valued at amortized cost.

The Fund adopted FAS 157, effective October 1, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. FAS 157 established a three-tier hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets (Level I inputs) and the lowest priority to unobservable inputs (Level 3 inputs) when market prices are not readily available or reliable. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability and may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the factors market participants would use in pricing the asset or liability, and would be based on the best information available.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•  Level 1 — quoted prices in active markets for identical investments

•  Level 2 — prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009 in valuing the Fund's investments carried at value:

Valuation Inputs	Investments in Securities
Level 1 — Quoted Prices in Active Markets	$196,434,131
Level 2 — Other Significant Observable Inputs	21,000
Level 3 — Significant Unobservable Inputs	27,254,760
Balance as of March 31, 2009	$223,709,891

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Valuation Inputs	Investments in Securities
Balance as of 09/30/08	$39,920,954
Accrued discounts/premiums	—
Realized gain/loss and change in unrealized appreciation/depreciation	(5,578,322)
Net purchases/sales	(17,120)
Net transfers in and/or out of Level 3	(7,070,752)
Balance, as of 03/31/09	$27,254,760
Net change in unrealized appreciation/depreciation from investments still held as of 03/31/09	(4,778,836)

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

Total realized and unrealized gains and losses recorded for Level 3 investments are reported in "Net realized loss" and "Change in unrealized appreciation (depreciation)" in the Statement of Operations.

Options on Securities

The Fund may purchase and sell (or write) put or call options on any security in which it is permitted to invest or on any security the change in value of which has correlation with the changes in value of the Fund's portfolio securities.

Purchasing Put and Call Options. By purchasing a call option on a security, the Fund will obtain the right to buy the securities underlying the option from its counterparty at a specified exercise price prior to or at the expiration of the option. The Fund would normally purchase call options in anticipation of an increase in the price of the security. Conversely, when the Fund purchases a put option on a security, the option gives the Fund the right to sell the securities underlying the option to its counterparty at the exercise price prior to or at the expiration of the option. The Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (or which the Fund intends to or has the right to acquire).

In the case of either put or call options that it has purchased, if the option expires without being sold or exercised, the Fund will experience a loss in the amount of the option premium plus any related commissions.

Writing Put and Call Options. When the Fund sells (writes) put and call options, it receives a premium as the writer of the option. By selling (writing) a call option, the Fund will obligate itself to sell the securities underlying the option to its counterparty at the specified exercise price prior to or at the expiration of the option if it is assigned an exercise notice. If the price of the underlying securities at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium. That amount, less the commission paid for the option, provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities. During the term of the option, however, a covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price of the option if the value of the underlying securities increases, but has retained the risk of loss should the price of the underlying security decline. Conversely, by selling (writing) a put option, the Fund obligates itself to buy the securities underlying the option from its counterparty at the exercise price prior to or at the expiration if it is assigned an exercise notice. Writing a put option constitutes a partial hedge against increasing prices of securities the Fund intends to purchase. If the price of the securities at the expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase. A secured put writer, however, retains the risk of loss should the market value of the underlying security decline below the exercise price of the option, less the premium received on the sale of the option.

Closing Purchase or Sale Transactions. Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. Closing purchase transactions are ordinarily effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of an underlying security or to enable another call option on the underlying security (with either a different exercise price or expiration date or both) to be written. If the Fund is not able to enter into a closing transaction or an offsetting position, it will be required to maintain the securities subject to the

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

call, or the collateral underlying the put, even though it might not be advantageous to do so, until a closing transaction can be entered into or the option is exercised or expires.

The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market. There is no assurance that a liquid market will exist, particularly in the case of over-the-counter (OTC) options, as OTC options will generally be closed out only by entering into a closing transaction with a dealer. In the case of OTC options, the Fund is also subject to the credit risk associated with its counterparties.

Stock Index Options. The Fund may purchase and sell (write) options on stock indices (index options). Index options are similar to options on securities except that, rather than taking or making delivery of securities underlying the option at a specified price upon exercise, an index option gives the holder the right to receive cash upon exercise of the option if the level of the stock index upon which the option is based is greater, in the case of a call, or less, in the case of a put, than the exercise price of the option.

The Fund will enter into transactions in index options to hedge against adverse price movements in the stock market generally or in particular market segments. If the Adviser anticipates a general market decline, the Fund could purchase a stock index put option. If the expected market decline materialized, the resulting decrease in the value of the Fund's portfolio securities would be offset to the extent of the increase in the value of the put option. If the Adviser anticipates a market rise, the Fund may purchase a stock index call option to enable the Fund to participate in the rise until the Fund completes anticipated purchases of securities. Purchasing and selling stock index options may also enable the Adviser to achieve changes in equity positions more efficiently.

Stock index options involve risks similar to those associated with options on securities. Because exercises of stock index options are settled in cash, however, call writers, such as the Fund, cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities.

Coverage Requirements. All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality liquid debt obligations or other liquid securities in an amount at least equal to the market value of the securities underlying the option or may utilize any other instrument or transaction consistent with SEC guidelines. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account cash, U.S. Government Securities or other appropriate high quality debt obligations or other liquid securities in an amount at least equal to the exercise price of the option or may utilize any other instrument or transaction consistent with SEC guidelines.

Transactions in call options written for the six months ended March 31, 2009 were as follows:

	Contracts	Premiums
Options outstanding, September 30, 2008	0	$—
Options written	3,430	501,188
Options terminated in closing purchase transactions	(1,286)	(271,455)
Options exercised	(242)	(46,556)
Options expired	(1,406)	(159,727)
Options outstanding, March 31, 2009	496	$23,450

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended March 31, 2009 totaled $84,423,604 and $76,956,486, respectively.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed or limited.

Distribution Policy

Distributions will automatically be paid in newly issued shares of the Fund unless otherwise instructed by the shareholder. Pursuant to an SEC exemptive order, the Fund has implemented a fixed distribution policy that permits the Fund to make quarterly distributions at a rate set by the Board of Trustees. Currently the Fund makes distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the distribution policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. The Fund's total distributions during the six month period ended March 31, 2009 are estimated to have exceeded the Fund's investment income and net realized capital gains. However, estimates of the composition of each quarterly distribution will be affected by future realized gains and losses on securities. The Fund's distribution policy has been established by the Board of Trustees and may be changed by them without shareholder approval. The Board regularly reviews the distribution policy and the distribution rate considering the purpose and effect of the policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The current distribution policy is to declare distributions in stock. The distribution policy is to automatically pay in newly-issued full shares of the Fund plus cash in lieu of any fraction of a share, unless otherwise instructed by the shareholder. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. For shareholders other than registered shareholders with book entry accounts at the Fund's transfer agent, fractional shares will generally be settled in cash. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions.

Federal Taxes

In June 2006, the FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement 109 (FIN 48), was issued and is effective for

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has reviewed the tax position for the open tax years of September 30, 2005 through September 30, 2008, and has determined there is no impact on the Fund's financial statements.

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

Distributions

The Fund records all distributions to shareholders from net investment income, if any, and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences from losses on wash sale transactions and net operating losses. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Statement of Cash Flows

The cash amount shown in the Statement of Cash Flows is the amount included in the Fund's Statement of Assets and Liabilities and represents cash on hand at its custodian and does not include short-term investments at March 31, 2009.

Indemnifications

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

(3)  Investment Advisory Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.375% (1.36% effective as of July 1, 2009). Prior to July 1, 2006, the Fund paid a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other assets, 1.00% of the average net assets up to $250 million, 0.90% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee could not exceed a rate when annualized of 1.375%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

Compliance Officer. During the six months ended March 31, 2009 these payments amounted to $33,119 and are included in the "Other" category in the Statement of Operations, together with insurance expenses of $23,068 incurred to unaffiliated entities. Such expenses are the major components of "Other" in the Statement of Operations. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated in an equitable fashion as approved by the Board of the Fund.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(4)  Other Transactions with Affiliates

An affiliate company is a company in which the Fund holds 5% or more of the voting securities. Transactions with such companies during the six months ended March 31, 2009 were as follows:

Issuer	Value on October 1, 2008	Purchases	Sales	Income	Value on March 31, 2009
Agilix Corporation	$94,540	$—	$—	$—	$94,540
CardioKinetix, Inc.	1,640,000	—	—	—	1,640,000
Concentric Medical, Inc.	6,794,782	453,094	—	—	5,306,510
CytoLogix Corporation (a)	534,706	—	475,359	—	—
MZT Holdings, Inc.	40,026	—	—	—	40,026
PHT Corporation	3,503,912	—	—	—	3,503,912
	$12,607,966	$453,094	$475,359	$—	$10,584,988

(a) As of March 31, 2009 CytoLogix Corporation is no longer an affiliate.

(5)  Venture Capital and Other Restricted Securities

The Fund may invest in venture capital and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represents 12% of the Fund's net assets at March 31, 2009.

At March 31, 2009, Other Assets in the Statement of Assets and Liabilities consisted of amounts due to corporate actions in connection with restricted securities from two issuers.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's venture capital and other restricted securities at March 31, 2009. The Fund on its own does not have the right to demand that such securities be registered.

Security (g)	Acquisition Date	Cost	Carrying Value per Unit	Value
Agilix Corporation
Series B Cvt. Pfd.	11/8/01	$1,663,667	$0.06	$94,540
Antisoma plc (h)
12 Month Lock-up Restricted Common	12/5/03 - 6/11/08	3,197,176	0.34	1,047,012
18 Month Lock-up Restricted Common	12/5/03 - 6/11/08	355,242	0.32	109,872
Aveta, Inc.
Restricted Common	12/21/05	2,003,155	10.00	1,481,480

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

Security (g)	Acquisition Date	Cost	Carrying Value per Unit	Value
CardioKinetix, Inc.
Series C Cvt. Pfd.	5/22/08	$1,645,087	$0.69	$1,640,000
Ceres, Inc.
Series C Cvt. Pfd.	12/23/98	1,000,950	6.50	1,625,000
Series C-1 Cvt. Pfd.	3/31/01	74,339	6.50	139,503
Series D Cvt. Pfd.	3/14/01	1,046,887	6.50	1,141,010
Series F Cvt. Pfd.	9/5/07	186,335	6.50	184,502
Warrants (expiration 9/05/15)	9/5/07	0	0.00	0
Concentric Medical, Inc.
Series B Cvt. Pfd.	5/7/02, 1/24/03	2,220,659	1.00	3,235,293
Series C Cvt. Pfd.	12/19/03	1,000,545	1.00	1,162,790
Series D Cvt. Pfd.	9/30/05	638,671	1.00	455,333
Series E Cvt. Pfd.	12/18/08	455,177	1.00	453,094
Elemé Medical, Inc.
Series C Cvt. Pfd.	7/15/08	2,260,330	0.67	805,665
FlowCardia, Inc.
Series C Cvt. Pfd.	8/29/07	1,719,754	1.07	1,708,334
Labcyte Inc.
Series C Cvt. Pfd.	7/18/05	1,283,262	0.52	1,280,000
MacroGenics, Inc.
Series D Cvt. Pfd.	9/4/08	668,364	0.65	133,208
Series D Cvt. Pfd.	9/4/08	210,499	0.43	21,798
Magellan Biosciences, Inc.
Series A Cvt. Pfd.	11/28/06	2,053,484	1.00	2,050,000
Masimo Laboratories, Inc.
Restricted Common	3/31/98	0	0.50	65,367
OmniSonics Medical Technologies, Inc.
Series A-1 Cvt. Pfd.	10/1/03	1,200,460	0.001	1,031
Series B-1 Cvt. Pfd.	6/4/07, 11/15/07	667,577	0.001	877
Restricted Common	5/24/01, 7/2/07	1,606,326	0.001	62
PHT Corporation
Series D Cvt. Pfd.	7/23/01	2,803,841	0.78	2,800,000
Series E Cvt. Pfd.	9/12/03 - 12/17/03	627,472	0.78	626,337
Series F Cvt. Pfd.	7/21/08	81,720	0.78	77,575
Songbird Hearing, Inc.
Restricted Common	12/14/00	2,003,239	0.66	93
Syntiro Healthcare Services
Restricted Common	2/5/97	800,325	0.001	204
TargeGen, Inc.
Series C Cvt. Pfd.	8/30/05	1,842,330	0.87	1,226,672
Series D Cvt. Pfd.	5/8/07	531,198	0.87	353,450
TherOx, Inc.
Series H Cvt. Pfd.	9/11/00	2,001,787	3.32	144,243
Series I Cvt. Pfd.	7/8/05	386,640	3.32	330,586
Warrants (expiration 1/26/10)	1/26/05	0	0.00	0
Warrants (expiration 6/09/09)	6/9/04	0	0.00	0
Xoft, Inc.
Series D Cvt. Pfd.	3/23/07	2,055,919	3.34	2,139,688
Series E Cvt. Pfd.	6/20/08	411,757	3.34	409,998
Zyomyx, Inc.
Restricted Common	2/19/99 - 7/22/04	2,601,013	0.25	12
		$43,305,187		$26,944,629

(g) See Schedule of Investments and corresponding footnotes for more information on each issuer.

(h) The carrying value per unit of unrestricted common units of Antisoma Plc was $0.46 on June 11, 2008, the date of the purchase agreement and date an enforceable right to acquire the restricted units was obtained.

H&Q LIFE SCIENCES INVESTORS

NOTES TO FINANCIAL STATEMENTS

MARCH 31, 2009

(Unaudited)

(continued)

(6)  Sources of Net Assets

The changes in the sources of net assets for the period from October 1, 2008 through March 31, 2009 are as follows:

	Capital Paid in on Shares of Beneficial Interest	Accumulated Net Investment Loss	Accumulated Net Realized (Loss) on Investments	Net Unrealized (Loss) on Investments	Total Net Assets
As of September 30, 2008:	$282,313,202	$0	$(1,544,224)	$(2,948,742)	$277,820,236
For the period from September 30, 2008 through March 31, 2009:
Net investment loss		(1,595,382)			(1,595,382)
Net realized loss			(7,678,857)		(7,678,857)
Distributions			(10,193,502)		(10,193,502)
Value of shares issued in payment of distributions	5,034,376				5,034,376
Decrease in net unrealized gain on investments, options and foreign currency				(43,723,516)	(43,723,516)
As of March 31, 2009:	$287,347,578	$(1,595,382)	$(19,416,583)	$(46,672,258)	$219,663,355

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser provides that the Advisory Agreement will continue in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund or the shareholders by affirmative vote of a majority of the outstanding shares and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

On March 26, 2009, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance to its benchmark, the NASDAQ Biotechnology Index (NBI), and to other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers, as described below. The Trustees took into account that the Adviser presently provides investment management services only to the Fund and to H&Q Healthcare Investors and does not derive any benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and the fees and expenses of the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management and administrative personnel.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information for the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund over the past

H&Q LIFE SCIENCES INVESTORS

INVESTMENT ADVISORY AGREEMENT APPROVAL

(continued)

one-, three-, five-, and ten-year periods. Although the NBI's performance exceeded the Fund's returns by net asset value and stock price in recent periods, the Fund's returns by net asset value and stock price outperformed the NBI over the long-term. The Trustees continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that a portion of the Fund's investment portfolio is invested in venture and restricted securities, a portfolio management service that can command higher management fees than those charged by the Adviser pursuant to the Advisory Agreement. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of the Adviser's profitability with respect to its services for the Fund to the profitability of other privately held investment advisers. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive. The fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are sufficiently favorable in comparison to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered that the Advisory Agreement provides for breakpoints in the advisory fees so that the Fund will share the benefits of the economies of scale that would inure to the Adviser as the Fund's assets increase. The Trustees reviewed the net assets of the Fund over the last five years, the recent investment performance of the Fund, and the management fees of other funds with similar investment objectives. The Trustees also reviewed the existing breakpoint schedule, the effect of recent market declines on the Fund's net assets, and the resulting advisory fee rate at the current asset level. Given the asset size of the Fund, and as economies of scale are still modest at current Fund asset levels, the Trustees determined that the Fund's breakpoint schedule is satisfactory and fair.

H&Q LIFE SCIENCES INVESTORS

PRIVACY NOTICE

If you are a registered shareholder of the Fund, the Fund and Hambrecht & Quist Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION

A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies and relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Hambrecht & Quist Capital Management LLC at 2 Liberty Square, 9th floor, Boston, MA 02109; (iii) on the Fund's website at www.hqcm.com; and (iv) on the Securities and Exchange Commission's website at www.sec.gov.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed quarterly with the Securities and Exchange Commission ("SEC") on Form N-Q. This Schedule of Investments will also be available on the Fund's website at www.hqcm.com, or the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

HOUSEHOLDING

A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

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H&Q LIFE SCIENCES INVESTORS

New York Stock Exchange Symbol: HQL

2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500
www.hqcm.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Secretary, Treasurer and
Chief Compliance Officer

Trustees

Rakesh K. Jain, Ph.D.
Lawrence S. Lewin
Robert P. Mack, M.D.
Eric Oddleifson
Daniel R. Omstead, Ph.D.
Oleg M. Pohotsky
Uwe E. Reinhardt, Ph.D.
Lucinda H. Stebbins, CPA

Investment Adviser

Hambrecht & Quist Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare Trust Company, N.A.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from

our website (www.hqcm.com) or by calling

1-800-451-2597

002CS15444

Item 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6.  INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

As of June 1, 2009, Daniel R. Omstead, Ph.D., Christopher F. Brinzey, M.B.A., Frank T. Gentile, Ph.D. and Jason C. Akus, M.D./M.B.A. are members of a team that makes investments on behalf of the Registrant. Howard Y. Kim, M.D. is no longer part of the investment team.  Dr. Omstead exercises ultimate decision making authority with respect to investments.  There have been no other changes in Portfolio Managers identified in response to this item in the Registrant’s most recent annual report on Form N-CSR.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2008-Oct. 31, 2008)
Month #2 (Nov. 1, 2008 – Nov. 30, 2008)
Month #3 (Dec. 1, 2008 – Dec. 31, 2008)
Month #4 (Jan. 1, 2009 – Jan. 31, 2009)
Month #5 (Feb. 1, 2009 – Feb. 28, 2009)
Month #6 (Mar. 1, 2009 – Mar. 31, 2009)
Total

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)              In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)             There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1)                    Code of Ethics - Not applicable to this semi-annual filing.

(a)(2)                    Certification of the Principal Executive Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 1).

(a)(3)                    Certification of the Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto (Exhibit 2).

(b)                                 Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 3).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	H&Q LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/5/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/5/09

* Print the name and title of each signing officer under his or her signature.